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                                                                   Exhibit 10.15

                               AMENDMENT TO THE
                         CRESTLINE CAPITAL CORPORATION
                     CHANGE IN CONTROL SEPARATION PAY PLAN

     THIS AMENDMENT by Crestline Capital Corporation (the "Corporation") is made as of the 4th day of December, 2000.

                                  WITNESSETH:

     WHEREAS: The Corporation sponsors the Crestline Capital Corporation Change in Control Separation Pay Plan (the "Plan");

     WHEREAS: Pursuant to Article 7 of the Plan, the Corporation retained the right to amend the Plan; and

     WHEREAS: Resolutions were duly adopted by the Board of Directors of the Corporation on December 4, 2000 approving this amendment to the Plan.

     NOW, THEREFORE, the Plan is amended as follows:

     1. Section 2.6(a) is amended by inserting the words "Section 2.6(b)" in place of the words "Section 2.5(b)".

     2. The text of Section 5.2(c) of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

          (c) vesting as of the last day of employment in any unvested portion of any stock option, restricted stock, and deferred stock and all rights under other deferred compensation arrangements; and

     3. The text of Section 2.8 of the Plan shall be deleted in its entirety and the following inserted in lieu thereof:

          Credited Year of Service means a year of employment with the
          ------------------------
          Company, counting back from the date of employment
          termination to the same date in the preceding year and
          counting service with the Company Group, Host Marriott
          Corporation, Marriott International, Inc. and any other
          business acquired by the Company Group (to the extent the
          Company Group counts such service for other benefits
          purposes). Bruce Wardinski, President and CEO of the
          Company, shall determine whether a fractional year of
          Credited Years of Service shall be rounded up to the next
          whole year.
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     IN WITNESS WHEREOF, the undersigned officer of the Corporation certifies that this Amendment has been authorized and directed by resolution of the Board of Directors of the Corporation as of the date first written above.



                                   CRESTLINE CAPITAL CORPORATION


________________________           By: _____________________________
Secretary                              James L. Francis
                                       Executive Vice President and
                                       Chief Financial Officer

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